UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A
                                   Amendment No. 1

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


September 1, 2007
Date of Report (Date of Earliest Event Reported)


Sequoia Mortgage Trust 2007-3
(Exact name of Issuing Entity as specified in its charter)


RWT Holdings, Inc.
(Exact name of Sponsor as specified in its charter)


 Sequoia Residential Funding, Inc.
(Exact name of Depositor as specified in its charter)



New York              333-132123-05            54-2200361
(State or Other       (Commission              54-2200362
Jurisdiction of        File Number)            54-2200363
Incorporation)                                 54-2200364
                                               (IRS Employer
                                                Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))




Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

By Form 8-K filed with the Securities and Exchange Commission on September 7, 2007, it was previously reported that on September 1, 2007, ABN AMRO Mortgage Group, Inc. ("AAMG"), a Delaware corporation and a wholly-owned subsidiary of CitiMortgage, Inc. ("CitiMortgage"), was merged into CitiMortgage, with CitiMortgage being the surviving corporation.

By such Form 8-K it was also reported that all mortgage loans previously serviced by AAMG will be moved on to CitiMortgage's servicing platform and serviced by CitiMortgage in accordance with the applicable transaction agreement. The following is the Reg AB Item 1108 (17 CFR 229.1108(c)) required disclosure regarding CitiMortgage:


CitiMortgage

CitiMortgage, Inc. was incorporated in Delaware in 1979 and reincorporated in New York in 2005. Its principal offices are at 750 Washington Blvd., Stamford, Connecticut 06901, telephone (800) 285-3000.

Serviced portfolio

CitiMortgage has been servicing mortgage loans for more than two decades.

The following table shows the growth from 1994 of CitiMortgage's portfolio of serviced one- to four-family conventional residential first mortgage loans (including cooperative apartment loans) originated or acquired by affiliated originators. The table includes mortgage loans that have been sold to Fannie Mae or Freddie Mac, securitized by Citicorp Mortgage Securities, Inc. (a CitiMortgage affiliate), or sold as packages of whole loans. CitiMortgage has from time to time transferred the servicing of delinquent loans and loans in foreclosure

                                                   Principal balance
December 31,              Number                      ($million)

2006                      1,690,548                  $ 313,935

2005                      1,549,261                  $ 273,058

2004                      923,860                    $ 170,791

2003                      813,715                    $ 138,531

2002                      471,707                    $ 78,214

2001                      489,227                    $ 74,082

2000                      345,506                    $ 56,861

1999                      324,487                    $ 47,642

1998                      310,628                    $ 41,115

1997                      303,896                    $ 35,956

1996                      309,754                    $ 34,085

1995                      330,529                    $ 34,881

1994                      350,751                    $ 35,591


Collection procedures for directly serviced mortgage loans

The following sections describe some of CitiMortgage's servicing procedures for mortgage loans it services directly. CitiMortgage makes reasonable efforts to collect all payments on affiliated mortgage loans, following collection procedures it believes advisable. CitiMortgage may

o waive any prepayment charge, and

o arrange with a homeowner on a schedule for eliminating delinquencies if CitiMortgage believes that without the arrangement the homeowner would default on the mortgage loan.

Certificate and servicing accounts

Collections of principal and interest on affiliated mortgage loans (including principal and interest from liquidation or insurance proceeds) are generally deposited within one business day of CitiMortgage's receipt and posting, into a segregated account. CitiMortgage generally deposits all homeowner payments of taxes, assessments, insurance premiums, and the like into a separate segregated servicing account. CitiMortgage uses the servicing account to pay taxes, assessments and comparable items on the mortgaged properties, to reimburse CitiMortgage for any costs incurred in paying taxes and assessments or for otherwise preserving or protecting the value of the mortgages, to refund to the homeowner any overages, and to pay any required interest to homeowners on balances in the servicing account.

Transfers of mortgaged properties

If a homeowner transfers a mortgaged property that is subject to an enforceable due-on-sale clause, CitiMortgage will usually accelerate the maturity of the mortgage loan to the extent permissible, unless CitiMortgage believes that the due-on-sale clause is not enforceable.

If CitiMortgage believes that the mortgaged property is not subject to an enforceable due-on-sale clause, or that enforcement will adversely affect primary mortgage insurance coverage, CitiMortgage may enter into an assumption and modification agreement with the transferee of the mortgaged property, pursuant to which both the transferee and the homeowner will be liable on the mortgage loan, provided that

o the mortgage loan as assumed or modified meets the requirements for mortgage loans initially included in the Trust,

o the mortgage loan continues to be covered by primary mortgage insurance and hazard insurance policy, and

o no principal, interest or other payment on the mortgage loan is reduced or postponed.

Primary mortgage insurance

CitiMortgage presents claims and take reasonable steps to recover on defaulted mortgage loans under any primary mortgage insurance policy. CitiMortgage makes reasonable efforts to maintain primary mortgage insurance for as long as required. CitiMortgage generally pays premiums for primary mortgage insurance on a timely basis if the homeowner does not make the payments and CitiMortgage is entitled to be reimbursed by the Trust for such payments.

CitiMortgage may replace primary mortgage insurance by substantially equivalent insurance if

o each rating agency that initially rated the series advises CitiMortgage that the replacement will not adversely affect the current rating of the series, or

o the rating agencies rate the claims-paying ability of the substitute primary mortgage insurance company no lower than the series.

Realizing on defaulted mortgage loans

Regardless of whether recovery under primary mortgage insurance or other credit support is available, CitiMortgage follows those normal practices and procedures it believes advisable to realize on a defaulted mortgage loan. However, CitiMortgage will not spend its own money to foreclose on a loan or to restore a damaged property unless it decides that the expenditure will increase the net proceeds of liquidation, after reimbursement to CitiMortgage for the expenditure.

If CitiMortgage does not foreclose on a defaulted mortgage loan, CitiMortgage may accept less than the principal balance and accrued interest on the mortgage loan on a sale or a retention by the homeowner of the mortgaged property. If CitiMortgage does foreclose on a defaulted mortgage loan, CitiMortgage may sell the property, negotiate with the homeowner for a deed in lieu of foreclosure or, if a deficiency judgment is available, foreclose on the property and pursue a deficiency against the homeowner. CitiMortgage may decline to pursue a deficiency judgment on a mortgage loan, even if legally permitted.

Advances

CitiMortgage has made all advances it was required to make for loans it serviced since its founding in 1979.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sequoia Residential Funding, Inc.
(Depositor)

By:  Sequoia Residential Funding, Inc. as Depositor
By: /s/ John Isbrandtsen
By: John Isbrandtsen as Vice President
Date: October 10, 2007